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                        SUPPLEMENT DATED AUGUST 19, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

                   SYNDICATED SELECT TEN PLUS VARIABLE ANNUITY
                        INTEGRITY LIFE INSURANCE COMPANY

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER "INTEGRITY LIFE INSURANCE COMPANY" IN SECTION 2, AND IN THE STATEMENT OF ADDITIONAL INFORMATION IN PART 1, "INTEGRITY AND CUSTODIAN," AND PART 9, "FINANCIAL STATEMENTS."

ARM Financial Group, Inc. is restructuring its institutional business in order to focus on its retail annuity business and technology services and to better position the company for sale. As part of the restructuring, ARM incurred a one time net charge of $90 million in its second quarter of 1999. The charge reflects the recapture by a business partner of approximately $3.5 billion of institutional assets and liabilities that Integrity Life Insurance Company had been reinsuring as part of a joint product development, marketing, and reinsurance arrangement. As a result of that transaction, ARM reported a second quarter net loss of $173.9 million.

Following these events, four independent rating agencies lowered their ratings of Integrity. Integrity is now rated "B-" (Fair) by A.M. Best Company, and has received claims paying ability ratings of "B" (Weak) from Standard & Poor's Corporation, "BBB+" (Adequate) from Duff & Phelps Credit Rating Company, and "Ba3" (Questionable) from Moody's Investors Service, Inc. A.M. Best's ratings range from "A++" (Superior) to "F" (Liquidation). Standard & Poor's claims paying ability ratings range from "AAA" (Extremely Strong) to "D" (Liquidation). Duff & Phelps' claims paying ability ratings range from "AAA" (Highest) to "DD" (Default). Moody's claims paying ability ratings range from "Aaa" (Exceptional) to "C" (Lowest).

The basis for an opinion on a particular rating includes such factors as capital resources, financial strength, demonstrated management expertise, and stability of cash flow, as well as the quality of investment operations, administration, and marketing. These ratings are neither a rating of securities nor a recommendation to buy, hold, or sell any security. Moreover, the ratings have no bearing on or relationship to the performance of Separate Account Ten.

The assets of Separate Account Ten are not subject to the claims of Integrity Life's general account creditors. Rather, Separate Account Ten's assets are only available to meet the claims of Syndicated Select Ten Plus variable annuity contractowners.